SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report:  April 16, 2002

                                Washington Mutual, Inc.
                 (Exact name of registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or other jurisdiction of   (Commission File        (I.R.S. Employer
          incorporation)               Number)           Identification No.)

 1201 Third Avenue, Seattle, Washington                       98101
(Address of principal executive offices)                    (Zip Code)

                                   (206) 461-2000
                  (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

     On April 16, 2002, Washington Mutual, Inc. issued a press release reporting its results of operations for the first quarter of 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1 Press release dated April 16, 2002 reporting results of operations for the quarter ended March 31, 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WASHINGTON MUTUAL, INC.

Date:   April 16, 2002             By:    /s/ Fay L. Chapman
                                          -----------------------
                                          Fay L. Chapman
                                          Senior Executive Vice President